                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement               [ ]  Confidential, for use of the Commission
                                               only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             SALESLOGIX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 3, 2000

TO THE STOCKHOLDERS OF SALESLOGIX CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of SALESLOGIX CORPORATION, a Delaware corporation (the "Company"), will be held on Monday, April 3, 2000 at 10:00 a.m. Mountain Standard Time at the Scottsdale Conference Resort, 7700 East McCormick Parkway, Scottsdale, Arizona 85258 to act on the following matters:

     1. To approve an amendment to the Company's Fifth Restated Certificate of Incorporation to change the Company's name from SalesLogix Corporation to Interact Commerce Corporation.

     2. To approve an amendment to the Company's Amended and Restated 1996 Equity Incentive Plan to (a) increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 1,800,000 shares, from 4,500,000 shares to 6,300,000 shares, and (b) to qualify equity-based compensation under the plan for the performance-based compensation exception under Internal Revenue Code Section 162(m). This increase will be in addition to the existing evergreen plan provision that increases the number of shares issuable under the plan at the beginning of each fiscal year, which on January 1, 2000 resulted in an increase of 829,802 shares.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on March 6, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ GARY R. ACORD
                                          --------------------------------------
                                          Gary R. Acord
                                          Secretary

Scottsdale, Arizona
March 13, 2000

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                               [SALESLOGIX LOGO]
           8800 N. GAINEY CENTER DR., SUITE 200, SCOTTSDALE, AZ 85258

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                 APRIL 3, 2000

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of SalesLogix Corporation, a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on Monday, April 3, 2000 at 10:00 a.m. Mountain Standard Time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Scottsdale Conference Resort, 7700 East McCormick Parkway, Scottsdale, Arizona 85258. The Company intends to mail this proxy statement and accompanying proxy card on or about March 13, 2000 to all stockholders entitled to vote at the Special Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request. No additional compensation will be paid to directors, officers or other regular employees for such services, but a third-party proxy solicitor to be determined by the Company will be paid its customary fee, estimated to be approximately $6,500, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on March 6, 2000 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting. As of February 29, 2000, the Company had 19,481,708 shares of Common Stock outstanding and entitled to vote. The presence at the meeting in person or by proxy, relating to any matter to be acted upon at the meeting, of a majority of the outstanding shares entitled to vote, or 9,740,855 shares, is necessary to constitute a quorum for the meeting. Stockholders of record who are present in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power for the other proposal and has not received instructions from the beneficial owner. Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Special Meeting, but are not counted for purposes of determining the number of shares entitled to vote with respect to any proposal for which the broker lacks discretionary authority.

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote is required to approve Proposal 1. For purposes of Proposal 1, abstentions and broker non-votes will have the same effect as negative votes. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required to approve Proposal 2. For purposes of Proposal 2, abstentions will have the same effect as negative votes and broker non-votes will have no effect.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 8800 North Gainey Center Drive, Suite 200, Scottsdale, Arizona 85258, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1

APPROVAL OF CHANGE OF COMPANY NAME

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Fifth Restated Certificate of Incorporation to change the Company's name from SalesLogix Corporation to Interact Commerce Corporation (attached hereto as Exhibit A).

     The change is designed to better reflect the Company's drive for a leading role in the emerging business to business sell-side marketplace. The new name will also support the multi-brand e-business strategy the Company announced in December when it acquired the ACT! product line from Symantec Corporation and announced the launch of Interact, an interactive application service that brings dynamic content, commerce, and community services to users of Customer Relationship Management applications and devices.

     The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock will be required to approve this amendment to the Company's Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

     The Board Of Directors Recommends That Stockholders Vote FOR Proposal 1.

                                   PROPOSAL 2

APPROVAL OF AMENDMENT NO. 1 TO AMENDED AND RESTATED SALESLOGIX 1996 EQUITY INCENTIVE PLAN

     Stockholders are requested in this Proposal 2 to approve Amendment No. 1 to the Amended and Restated SalesLogix Corporation 1996 Equity Incentive Plan (the "Incentive Plan") (attached hereto as Exhibit B) to (a) increase the number of shares authorized for issuance under the Incentive Plan by 1,800,000 shares, from a total of 4,500,000 shares to 6,300,000 shares, and (b) to qualify equity-based compensation under the Incentive Plan for the performance-based compensation exception under Internal Revenue Code Section 162(m). Persons eligible for awards under the Incentive Plan are individuals who are employees, officers, directors, consultants, independent contractors, or advisors of SalesLogix or its subsidiaries, as determined by the SalesLogix Board of Directors.

     This increase will be in addition to the existing evergreen plan provision that increases the number of shares issuable under the Incentive Plan at the beginning of each fiscal year to the lesser of (i) 1,500,000 shares, (ii) 5% of the adjusted average shares of outstanding common stock used to calculate fully diluted earnings per share as reported in the Annual Report to stockholders for the preceding year, or (iii) a lesser amount determined by the Board. Adoption of Proposal 2 would not affect the method of calculating the annual increase of the issuable shares under the Incentive Plan, which on January 1, 2000 resulted in an increase of 829,802 shares.

     The purpose of the amendment to increase the number of shares available under the Incentive Plan is to provide sufficient shares to cover stock-based awards (mainly stock options) awarded to new employees hired in connection with SalesLogix' acquisition of the ACT! product line from Symantec Corporation in December 1999 and the corresponding launch of Interact, SalesLogix' new interactive application service. These new hires were not contemplated in early 1999 when the total number of shares issuable under the Incentive Plan was determined. The Company believes that its ability to continue to provide employees with attractive equity-based incentives is critical in allowing it to attract and retain qualified individuals.

     The purpose of the amendment to qualify for the performance-based compensation exception under Internal Revenue Code Section 162(m) is to protect the Company's ability to deduct as compensation expense income recognized under the Incentive Plan. A Federal income tax deduction is generally unavailable for annual compensation in excess of $1 million paid to the five most highly compensated officers of a public company. However, certain types of payments are not counted toward the $1 million limit, including payments that constitute "performance-based compensation."

     Options and Stock Appreciation Rights ("SARs") constitute
"performance-based compensation" if the plan under which the options and SARs are granted satisfies the following requirements:

     (a) The composition of the compensation committee administering the plan is comprised of "outside directors."

     (b) The awards are made under a plan that specifies who is eligible to participate, and the eligibility requirements are disclosed to stockholders.

     (c) The awards are made under a plan that specifies the maximum number of shares with respect to which options or SARs may be granted to any recipient during a specified period, and the limit is disclosed to stockholders.

     (d) Following disclosure, the plan is approved by stockholders.

     (e) The awards have an exercise price that is not less than the fair market value of the stock at the time the award is granted.

     Performance Units, Restricted Stock Awards and Stock Reference Awards may also qualify as "performance-based compensation" if such awards are (i) granted by a compensation committee comprised solely of "outside directors," (ii) granted or exercisable only upon the achievement of objective performance goals set in accordance with Internal Revenue Code Section 162(m), and (iii) following disclosure of the class of employees eligible for such awards, the business criteria on which the performance goals are based, and the maximum amount payable to any individual during a specified period, the plan is approved by the stockholders.

     Amendment No. 1 to the Incentive Plan provides that the maximum number of shares issuable pursuant to awards granted to any participant during any calendar year shall be 1,000,000 shares, as adjusted under Section 13.1 of the Plan. Amendment No. 1 also provides that for purposes of qualifying Performance Units, Restricted Stock Awards and Stock Reference Awards as "performance-based compensation" under Internal Revenue Code Section 162(m), performance goals will be based upon earnings per share, reductions in costs and/or increases in sales of SalesLogix or specified business divisions.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendments to the Incentive Plan. As a result, abstentions will have the same effect as negative votes and broker non-votes will have no effect.

     The Board Of Directors Recommends That Stockholders Vote FOR Proposal 2.

PARTICIPATION IN INCENTIVE PLAN

     As of the date of this proxy statement, there has been no determination by the administrator of the Incentive Plan with respect to future awards under the Incentive Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to options granted to the CEO and four most highly compensated executive officers other than CEO under the Incentive Plan during the fiscal year ended 1999.

                               NEW PLAN BENEFITS

           AMENDED AND RESTATED SALESLOGIX 1996 EQUITY INCENTIVE PLAN

                                                                                   WEIGHTED AVERAGE
                                                              SHARES SUBJECT TO     EXERCISE PRICE
                     NAME AND POSITION                         OPTIONS GRANTED        PER SHARE
                     -----------------                        -----------------    ----------------
Patrick M. Sullivan.........................................        166,677            $   9.00
  President and Chief Executive Officer
Gary R. Acord...............................................         33,334                9.00
  Secretary and Chief Financial Officer
Kevin R. Bethke.............................................         16,667                9.00
  Vice President -- Worldwide Sales
Sunil Padiyar...............................................              0
  Vice President -- Chief Technology Officer
Gregory J. Head.............................................          3,000               32.13
  President -- ACT! Division
EXECUTIVE GROUP.............................................        339,945               11.27
NON-EXECUTIVE DIRECTOR GROUP................................        182,000               14.51
NON-EXECUTIVE OFFICER EMPLOYEE GROUP........................      1,206,275               18.16

SUMMARY OF INCENTIVE PLAN

     The purpose of the Incentive Plan is to enhance long-term stockholder value by offering opportunities to employees, directors, officers, consultants, advisors and independent contractors of SalesLogix and its subsidiaries to participate in SalesLogix's growth and success and to encourage them to remain in the service of SalesLogix and its subsidiaries and to own SalesLogix stock. The Incentive Plan provides for awards of stock options, stock appreciation rights, performance units, restricted stock and other stock reference awards. To date, there have been no awards of stock appreciation rights, performance units, restricted stock or other stock reference awards. A total of 4,500,000 shares are currently reserved for issuance under the Incentive Plan. The number of issuable shares automatically increases annually on the first day of each fiscal year beginning in 2000, in an amount equal to the lesser of:

     - 1,500,000 shares;

     - 5% of the adjusted average shares of outstanding common stock used to calculate fully diluted earnings per share as reported in SalesLogix's Annual Report for the preceding year; or

     - a lesser amount determined by the board of directors.

Effective January 1, 2000, the SalesLogix board of directors approved an increase of 829,802 shares issuable under the Incentive Plan pursuant to this evergreen provision.

     As of December 31, 1999, options to purchase 2,836,056 shares of common stock were outstanding under the Incentive Plan with exercise prices ranging from $0.15 to $42.75 per share, options to purchase 1,098,578 shares were available for grant and options to purchase 1,395,168 shares had been exercised. Stock options are granted to employees on a fixed basis, subject only to time vesting. The timing of grants and related number of shares are made in the ordinary course of business based principally on employee job classification, hire date, and length of service.

     The board of directors, or at its request, the compensation committee, serves as the plan administrator of the Incentive Plan. The plan administrator has the authority to select individuals to, receive awards under the plan, to specify the terms and conditions of each award granted and to modify, with option holder consent, the terms, conditions and exercise prices of outstanding options. The Incentive Plan does not limit the Company's right to adopt other incentive compensation arrangements, including, without limitation, the granting of stock options or other rights otherwise than under the Incentive Plan.

     In the event of a merger, consolidation or other reorganization, the board may provide, without limitation:

     - for the continuation of outstanding options by the company, if the company is a surviving corporation;

     - for their assumption by the surviving corporation or its parent or subsidiary;

     - for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such options;

     - for accelerated vesting, accelerated expiration and/or lapse of restrictions; or

     - for settlement in cash or cash equivalent.

If the board does not provide for one of the alternatives above, then all outstanding options become fully exercisable upon the effectiveness of such transaction.

  Federal Income Tax Information

     INCENTIVE STOCK OPTIONS. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Internal Revenue Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is effectively 39.6% at the present time.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock options, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's outstanding Common Stock as of December 31, 1999 by: (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Common Stock; (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and each of the four most highly compensated officers for the year ended December 31, 1999; and (iv) all directors and executive officers of the Company as a group.

                                                              SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS                 NUMBER      PERCENT
----------------------------------------------                ---------    -------
Fidelity Investments(2).....................................  2,358,960     12.2%
  82 Devonshire Street
  Boston, Massachusetts 02109
Patrick M. Sullivan(3)......................................  1,936,667     10.0%
  8800 N. Gainey Center Dr., Ste. 200
  Scottsdale, Arizona 85258
Sierra Ventures VI, L.P.(4).................................  1,466,118      7.6%
  3000 Sand Hill Road, Building 4, Suite 210
  Menlo Park, California 94025
Canaan Partners affiliated persons(5).......................  1,300,583      6.7%
  2884 Sand Hill Road, Suite 115
  Menlo Park, California 94025
Deepak Kamra(6).............................................  1,307,636      6.7%
Harry D. Lambert(7).........................................    882,367      4.6%
John B. Carrington(8).......................................     11,592        *
Craig A. Conway(9)..........................................     11,594        *
David C. Schwab(10).........................................  1,527,719      7.9%
Steve Hansen(11)............................................        781        *
Anthony P. Morris(12).......................................    124,056        *
Kevin R. Bethke(13).........................................     38,977        *
Sunil Padiyar(14)...........................................    226,764      1.2%
Gary R. Acord(15)...........................................     71,040        *
Gregory J. Head(16).........................................     55,628        *
All directors and executive officers as a group (15
  persons)(17)..............................................  6,520,123     33.1%

---------------
  *  Represents beneficial ownership of less than 1%.

 (1) Applicable percentage ownership is based on 19,348,791 shares of common stock outstanding as of December 31, 1999. Beneficial ownership is determined in accordance with rules of the Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, the Company believes the beneficial owners of the common stock listed, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names.

 (2) Based solely on information contained on Schedule 13G filed with the SEC.

 (3) Includes, 426,067 shares held by The Sullivan Limited Partnership, 319,550 shares held by The Cyndee K. Sullivan Fifteen Year Grantor Retained Annuity Trust, dated December 18, 1998, 319,550 shares held by The Cyndee K. Sullivan Ten Year Grantor Retained Annuity Trust, 319,550 shares held by The Patrick M. Sullivan Fifteen Year Grantor Retained Annuity Trust, dated December 18, 1998, 319,550 shares held by the Patrick M. Sullivan Ten Year Grantor Retained Annuity Trust, dated December 18, 1998 and 232,400 shares held by The PCS Trust, dated September 10, 1998, entities and trusts for the benefit of Mr. Sullivan's children, for which Mr. Sullivan has sole voting power.

 (4) Includes 1,466,118 shares beneficially owned by SV Associates VI, L.P. as general partner to Sierra Ventures VI, L.P. The address of SV Associates VI, L.P. is 3000 Sand Hill Road; Building 4, Suite 210; Menlo Park, CA 94025. Based solely on information contained on Schedule 13G filed with the SEC.

 (5) Includes 1,300,583 shares beneficially owned by Harry T. Rein, Stephen L. Green, Deepak Kamra, a Company director, Gregory Kopchinski and Eric Young by virtue of their status as general partners of Canaan Venture Partners II L.P., general partner of Canaan Ventures II Limited Partnership and Canaan Ventures II Offshore C.V., and managers of Canaan Equity Partners LLC, general partner of Canaan Equity L.P. The address of Messrs. Rein, Green and Kopchinski is 105 Rowayton Avenue, Rowayton, CT 06853. Based solely on information contained on Schedule 13G filed with the SEC.

 (6) Includes 1,300,583 shares held by Canaan and its affiliates. See Footnote
     5. Mr. Kamra disclaims beneficial ownership of shares held by Canaan and its affiliates. Also includes 1,562 shares subject to an option exercisable within 60 days of December 31, 1999.

 (7) Includes 871,305 shares owned by Innocal, L.P. and 9,500 shares held by Innocal Associates, L.P., its general partner, an entity in which Mr. Lambert is a general partner. Mr. Lambert disclaims beneficial ownership of such shares. Also includes 1,562 shares subject to an option exercisable within 60 days of December 31, 1999.

 (8) Includes 11,592 shares subject to options exercisable within 60 days of December 31, 1999.

 (9) Includes 11,594 shares subject to an option exercisable within 60 days of December 31, 1999.

(10) Includes 1,466,118 shares held by Sierra Ventures VI, L.P. and its affiliates. See Footnote 4. Mr. Schwab disclaims beneficial ownership of shares held by Sierra and its affiliates. Also includes 781 shares subject to an option exercisable within 60 days of December 31, 1999.

(11) Includes 781 shares subject to an option exercisable within 60 days of December 31, 1999.

(12) 15,625 shares subject to options exercisable within 60 days of December 31, 1999 and 77,019 shares held by Morris Ventures, an investor in which Mr. Morris is a principal. Mr. Morris disclaims beneficial ownership of shares held by Morris Ventures.

(13) Includes 36,666 shares subject to an option exercisable within 60 days of December 31, 1999.

(14) Includes 60,833 shares subject to options exercisable within 60 days of December 31, 1999.

(15) Includes 30,833 shares subject to an option exercisable within 60 days of December 31, 1999.

(16) Includes 54,375 shares subject to an option exercisable within 60 days of December 31, 1999.

(17) Includes 337,827 shares subject to options exercisable within 60 days of December 31, 1999.

                             EXECUTIVE COMPENSATION

DIRECTORS' COMPENSATION

     The Company's directors do not currently receive any cash compensation for service on the Board or any committee thereof, but directors may be reimbursed for certain expenses in connection with attendance at Board and committee meetings. Except for Mr. Hansen who received his grant on October 18, 1999 at an exercise price per share of $22.38, upon the closing of the Company's initial public offering on June 2, 1999 each of the Company's non-employee directors received options to purchase 12,500 shares of the Company's Common Stock at an exercise price per share of $9.38 pursuant to formula grants made under the Company's 1999 Non-Employee Director Stock Option Plan. On May 26, 1999, 1999, Mr. Sullivan received an option to purchase 166,677 shares of the Company's Common Stock at an exercise price per share of $9.00 under the Company's Amended and Restated 1996 Equity Incentive Plan.

EXECUTIVE COMPENSATION

     The following table sets forth for the fiscal years ended December 31, 1998 and 1999, the compensation earned by the Company's Chief Executive Officer and the four most highly compensated executive officers during such periods whose salary and bonus for the fiscal year ended December 31, 1999 were in excess of $100,000 for services rendered in all capacities to the Company for that fiscal year (collectively, the "Named Executive Officers")(1):

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                       AWARDS
                                                                                    ------------
                                                        ANNUAL COMPENSATION          SECURITIES
                                                   -----------------------------     UNDERLYING
NAME AND PRINCIPAL POSITION                        YEAR     SALARY     BONUS ($)      OPTIONS
---------------------------                        ----    --------    ---------    ------------
Patrick M. Sullivan..............................  1999    $175,000     $34,951       166,677
  President and Chief Executive Officer            1998     145,385      52,083            --
Gary R. Acord....................................  1999     160,000      17,475        33,334
  Secretary and Chief Financial Officer            1998     122,596      16,250            --
Kevin R. Bethke(2)...............................  1999     177,151      41,876        16,667
  Vice President -- Worldwide Sales                1998       8,558                   146,667
Gregory J. Head(3)...............................  1999     188,252      14,150         3,000
  President -- ACT! Division                       1998     132,524      28,000            --
Sunil Padiyar....................................  1999     170,000      23,301            --
  Vice Pres. -- Chief Technology Officer           1998     160,000      63,334        33,333

---------------
(1) The Named Executive Officers were determined without including yearly bonuses for executive officers earned for the fiscal year ended December 31, 1999. The amounts of such bonuses were not calculable as of the filing of this proxy statement and will be included in the executive compensation tables for the Company's proxy statement in 2001.

(2) Mr. Bethke commenced employment with SalesLogix in December 1998. Mr. Bethke's salary includes sales commissions of $25,000.

(3) From December 1998 to December 1999, Mr. Head was the Vice President of International Operations. From January 1996 through December 1998, Mr. Head was the Vice President of Marketing. Mr. Head's salary includes sales commissions of $61,457.

                       STOCK OPTION GRANTS AND EXERCISES

     The Company grants options to its Named Executive Officers under its Amended and Restated 1996 Equity Incentive Plan (the "Incentive Plan"). As of December 31, 1999, options to purchase a total of 2,836,056 shares were outstanding under the Incentive Plan and options to purchase 1,098,578 shares (plus any shares that might in the future be returned to the plan as a result of cancellations or expiration of options) remained available for future grant thereunder.

     The following table sets forth information with respect to stock options granted to each of the Named Executive Officers during 1999, including the potential realizable value over the 10 year term of the options based on assumed rates of stock appreciation of 5% and 10%, compounded annually, over the per share exercise price of the option, which was the per share market price at the time of the grant. These assumed rates of appreciation comply with the rules of the SEC and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of SalesLogix common stock. In 1999, options to acquire up to an aggregate of 1,728,220 shares were granted to employees. These options were all granted under the Amended and Restated 1996 Equity Incentive Plan and all at an exercise price equal to not less than the fair market value of SalesLogix common stock on the date of grant. Optionees may pay the exercise price by cash, check, promissory note, delivery of already-owned shares of SalesLogix common stock or, upon approval by the board of directors, pursuant to a cashless exercise procedure. Options granted in 1999 vest over four years with 25% of the shares subject to option vesting on the first anniversary of the grant date and the remaining option shares vesting ratably quarterly thereafter.

                                                  INDIVIDUAL GRANTS                        POTENTIAL
                                   -----------------------------------------------    REALIZABLE VALUE AT
                                                PERCENT OF                              ASSUMED ANNUAL
                                   NUMBER OF      TOTAL                              RATES OF STOCK PRICE
                                   SECURITIES    OPTIONS     EXERCISE                  APPRECIATION FOR
                                   UNDERLYING   GRANTED TO    PRICE                       OPTION TERM
                                    OPTIONS     EMPLOYEES      PER      EXPIRATION   ---------------------
                                    GRANTED      IN 1999      SHARE        DATE         5%         10%
                                   ----------   ----------   --------   ----------   --------   ----------
Patrick M. Sullivan..............   166,677        8.5%       $9.00      5/26/2009   $943,558   $2,391,148
Gary R. Acord....................    33,334        1.7         9.00      5/26/2009    188,704      478,210
Kevin R. Bethke..................    16,667         .9         9.00      5/26/2009     94,352      239,105
Gregory J. Head..................     3,000         .2        32.13     12/06/2009     60,619      153,621
Sunil Padiyar....................        --         --           --             --         --           --

        AGGREGATED OPTIONS EXERCISED IN 1999 AND YEAR-END OPTION VALUES

     The following table sets forth for each of the Named Executive Officers the shares acquired and the value realized on each exercise of stock options during the year ended December 31, 1999 and the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 1999.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN THE
                                                                 OPTIONS AT                 MONEY OPTIONS AT
                               SHARES                         DECEMBER 31, 1999           DECEMBER 31, 1999(2)
                             ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                          EXERCISE     RECEIVED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         -----------   -----------   -----------   -------------   -----------   -------------
Patrick M. Sullivan........        --       $     --           --         166,677      $       --     $1,488,926
Gary R. Acord..............    38,541         49,718       30,833          87,293       1,449,517      5,541,960
Kevin R. Bethke............        --             --       36,666         126,668       1,449,517      5,541,960
Gregory J. Head............    90,625        260,456       36,250          18,125       1,483,096        741,548
Sunil Padiyar..............    18,125        160,406       62,708         123,959       2,554,072      1,729,873

---------------
(1) Based on the fair market value of the Company's Common Stock on the exercise date, minus the exercise price, multiplied by the number of shares exercised.

(2) Based on the fair market value of the Company's Common Stock as of December 31, 1999 ($41.063 per share), minus the exercise price, multiplied by the number of shares underlying the options.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of John B. Carrington, David
C. Schwab and Deepak Kamra.

                                          By Order of the Board of Directors

                                          /s/ GARY R. ACORD
                                          --------------------------------------
                                          Gary R. Acord
                                          Secretary

March 13, 2000

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                                 FIFTH RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             SALESLOGIX CORPORATION

     SALESLOGIX CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the state of Delaware, does hereby certify:

          1. The name of the corporation is SalesLogix Corporation (the "Corporation"). The Corporation was originally incorporated under the name Quest Sales Software, Inc. The date the Corporation filed its original Certificate of Incorporation with the Secretary of State was September 29, 1995.

          2. The Fifth Restated Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State on June 2, 1999.

          3. The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend the Fifth Restated Certificate of Incorporation of the Corporation by deleting the first paragraph of Article I and substituting therefor a new first paragraph of
     Article I in the following form:

          "The name of the corporation is Interact Commerce Corporation."

          4. Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the corporation for their approval and was duly adopted in accordance with the provision of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, SalesLogix Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer and attested
to by its Secretary this   day of           , 2000.

                                          SALESLOGIX CORPORATION

                                          --------------------------------------
                                          Patrick M. Sullivan
                                          President and Chief Executive Officer

ATTEST:

---------------------------------------------------------
Gary R. Acord
Secretary

                                                                       EXHIBIT B

                               AMENDMENT NO. 1 TO
                  AMENDED AND RESTATED SALESLOGIX CORPORATION
                           1996 EQUITY INCENTIVE PLAN

     WHEREAS, the Board of Directors of SalesLogix Corporation (the "Company") has approved this Amendment No. 1 to the Amended and Restated SalesLogix Corporation 1996 Equity Incentive Plan, a copy of which is attached hereto as Exhibit A (the "Plan"), subject to approval by the Company's stockholders at a Special Meeting to be held on or about April 3, 2000.

     NOW, THEREFORE, effective immediately upon approval by the Company's stockholders, the Plan shall be amended as provided in this Amendment No. 1 as follows:

     1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

     2. Plan Amendments.

     (a) Number of Shares Issuable Under Plan. References to 4,500,000 shares in Section 3.1 of the Plan shall be revised to reference 6,300,000 shares.

     (b) Maximum Number of Shares Issuable to Any Participant.  A new Section
3.5 shall be added to the Plan which provides as follows:

     3.5 Individual Limits. The maximum number of shares issuable pursuant to Awards granted to any Participant during any calendar year shall be 1,000,000 shares, as adjusted under Section 13.1 of the Plan.

     (c) Committee. Section 5.1 of the Plan shall be amended and restated in its entirety as follows:

     5.1 Board. The Plan shall be administered by the Board or a Committee appointed by the Board to administer the Plan at any time or from time to time. If the Company has a class of equity securities registered under
     Section 12 of the Exchange Act, the Plan shall be administered by the Board or a Committee of the Board in accordance with Rule 16b-3, or successor legislation, under the Exchange Act, and, where necessary to comply with
     Section 162(m) of the Code, comprised of "outside directors" as defined therein. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused.

     (d) Performance Goals. A new Section 12.9 shall be added to the Plan which provides as follows:

     12.9 Performance Goals. For purposes of qualifying Performance Unit Awards, Restricted Stock Awards and Stock Reference Awards as "performance-based compensation" under Section 162(m) of the Code, the Committee, in its sole discretion, may set restrictions based upon the achievement of performance goals. The performance goals shall be based upon earnings per share, reductions in costs and/or increases in sales of the Company or specified business divisions and shall be set by the Committee on or before the latest date permissible to enable such Awards to qualify as "performance-based compensation" under Section 162(m) of the Code. In granting such Awards that are intended to qualify under Code Section 162(m), the Committee shall follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure qualification of such Awards under Code Section 162(m).

     3. References to the Plan. From and after the effectiveness of this Amendment No. 1, all references in the Plan to "this Plan," "hereof," "herein" and similar terms shall mean and refer to the Plan as amended by this Amendment No. 1, and all references in other documents to the Plan shall mean the Plan as amended by this Amendment No. 1. This Amendment No. 1 shall not be modified, supplemented or terminated in any manner whatsoever except in accordance with
Section 14.1 of the Plan.

     4. Ratification and Confirmation. The Plan is hereby ratified and confirmed and, except as herein amended, remains in full force and effect.

     IN WITNESS WHEREOF, the Secretary of the Company hereby certifies the approval of this Amendment No. 1 by the Stockholders of the Company as of April
  , 2000.

THE COMPANY:

SALESLOGIX CORPORATION

By:
    --------------------------------------------------------
    Gary R. Acord, Secretary

                                                                       EXHIBIT A

                             SALESLOGIX CORPORATION

                           1996 EQUITY INCENTIVE PLAN
              AS AMENDED AND RESTATED EFFECTIVE UPON CONSUMMATION
                    OF THE COMPANY'S INITIAL PUBLIC OFFERING

                               ARTICLE 1: PURPOSE

     1.1 General. The purpose of the SalesLogix Corporation 1996 EQUITY INCENTIVE PLAN (the "Plan") is to promote the interests of SalesLogix Corporation (the "Company"), by enabling the Company to motivate, attract, and retain the services of persons upon whose judgment, efforts, and contributions the success of the Company's business depends. The plan is further intended to align the personal interests of such persons with the interests of stockholders of the Company through equity participation in the Company's growth and success. Capitalized terms not otherwise defined in the text are defined in Article 16.

                        ARTICLE 2: EFFECTIVE DATE; TERM

     2.1 Effective Date. The effective date of the Plan is January 15, 1996 (the "Effective Date"), which is the date as of which the Plan was approved by the Board of Directors and stockholders of the Company. This amendment and restatement of the Plan was approved by the Board on March 19, 1999 and the
Company's stockholders as of April   , 1999 and shall be effective upon the
consummation of the Company's initial underwritten public offering of its Stock.

     2.2 Term. This Plan shall continue in effect until terminated in accordance with Article 14, except that Incentive Stock Option Awards shall not be granted after the tenth (10th) anniversary of the Effective Date.

                     ARTICLE 3: SHARES SUBJECT TO THE PLAN

     3.1 Number of Shares. The aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement or valuation of an Award (such as an SAR or Performance Unit Award) shall be Four Million Five Hundred Thousand (4,500,000) shares (the "Shares") of Stock, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 equal to the lesser of (i) 1,500,000 shares, (ii) 5% of the adjusted average shares of outstanding Stock used to calculate fully diluted earnings per share as reported in the Annual Report to stockholders for the preceding year, or (iii) a lesser amount determined by the Board; provided, however, that any shares from any increases in previous years that are not actually issued shall be added to the aggregate number of Shares available for issuance under the Plan; and provided further that the maximum number of Shares available for Incentive Stock Option Awards shall be Four Million Five Hundred Thousand (4,500,000) shares.

     3.2 Lapsed Awards. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan (other than shares of Stock subject to an Incentive Stock Option Award), and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the applicable rules and interpretations of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     3.3 Payments in Stock. Any shares of Stock tendered to or withheld by the Company in connection with payment for Stock purchased pursuant to the Plan or withholding taxes thereon shall be added back to the aggregate number of shares reserved and available for Awards under the Plan (other than shares of Stock subject to an Incentive Stock Option Award), in each case to the fullest extent permitted under the applicable rules and interpretations of the Exchange Act.

     3.4 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock, or Stock purchased on the open market.

                             ARTICLE 4: ELIGIBILITY

     4.1 General. Awards may be granted only to an individual who is an employee (including an employee who also is a director or officer), officer, director, consultant, independent contractor, or adviser of the Company or a Subsidiary, as determined by the Board.

                           ARTICLE 5: ADMINISTRATION

     5.1 Board. The Plan shall be administered by the Board or a Committee appointed by the Board to administer the Plan at any time or from time to time. If the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Plan shall be administered by the Board or a Committee of the Board in accordance with Rule 16b-3, or successor legislation, under the Exchange Act. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused.

     5.2 Authority of Board. The Board has the exclusive power, authority, and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock subject to an Award;

          (d) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award and accelerations or waivers thereof, and any modification or amendment of any Award previously granted, based in each case on such considerations as the Board in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Determine whether, to what extent, and under what circumstances cash, Stock, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Board;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Interpret the Plan, any Award, and any Award Agreement in its discretion; and

          (k) Make all other decisions and determinations that may be required under the Plan or as the Board deems necessary or advisable to administer the Plan.

     5.3 Decisions Binding. All decisions, interpretations, and determinations by the Board with respect to the Plan, any Award, and any Award Agreement are final, binding, and conclusive on all parties.

                            ARTICLE 6: STOCK OPTIONS

     6.1 General. The Board is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Board.

          (b) Payment. Payment for Stock issued upon exercise of an Option shall be made in accordance with Article 11 of the Plan.

          (c) Time and Conditions of Exercise. The Board shall determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six months following the date of the grant of such Option if and to the extent such limitation is necessary or required under Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

          (d) Evidence of Option. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Board.

     6.2 Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Employees Only. Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company or a Subsidiary.

          (b) Exercise Price. The exercise price per share of Stock shall be set by the Board, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

          (c) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

          (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (e) Ten Percent Owners. An Incentive Stock Option may be granted to a Ten Percent Owner, provided that at the time such option is granted the exercise price per share of Stock shall not be less than 110% of the Fair Market Value and such option by its terms is not exercisable after the expiration of five (5) years from the date of its grant.

          (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the expiration of ten
     (10) years from the Effective Date.

          (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

          (h) Tax-Qualified ISOP Options. All provisions of the Plan relating to Incentive Stock Options shall be administered and interpreted in accordance, and so as to comply, with the provisions of Section 422 of the Code.

     6.3 Termination of Participant. Notwithstanding the exercise periods set forth in any Award Agreement, Options shall be subject to the following:

          (a) An Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

          (b) If a Participant's employment is terminated due to (i) Disability,
     (ii) Retirement, or (iii) for any other reason other than for Cause, such Participant may exercise his or her Incentive Stock Options only to the extent that such Incentive Stock Options would have been exercisable on the Termination Date; provided, that such exercise is made prior to the earlier of (i) the expiration of three (3) months (six (6) months in the case of Disability) after the Termination Date or (ii) the expiration date of the Option set forth in the Award Agreement. If a Participant's employment is terminated due to Cause, the Participant's Incentive Stock Options shall automatically lapse and not be exercisable by the Participant, whether or not such Options were vested.

          (c) If a Participant's employment, contractual or other relationship with the Company is terminated due to (i) Disability, (ii) Retirement, or
     (iii) for any other reason other than for Cause, such Participant may exercise his or her Non-Qualified Stock Options, only to the extent that such Options would have been exercisable on the Termination Date; provided, that such exercise is made within six months after the Termination Date, or such other time period as set forth in the Award Agreement. If a Participant's employment, contractual or other relationship is terminated due to Cause, the Participant's Non-Qualified Stock Options shall automatically lapse and not be exercisable by the Participant, whether or not such Options were vested.

          (d) If a Participant dies before his or her Options lapse pursuant to this Section, then the Participant's Options may be exercised, only to the extent that such Options would have been exercisable on the date of the Participant's death; provided that such exercise is made prior to the earlier of (i) the first anniversary of such Participant's death or (ii) the expiration date of the Option set forth in the Award Agreement. Upon the Participant's death, any exercisable Options may be exercised by the Participant's legal representative or representatives.

                      ARTICLE 7: STOCK APPRECIATION RIGHTS

     7.1 Grant of SARs. The Board is authorized to grant SARs to Participants on the following terms and conditions:

          (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

             (1) The Fair Market Value of one share of Stock on the date of exercise; over

             (2) The grant price of the SAR as determined by the Board, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Board at the time of the grant of the Award and shall be reflected in the Award Agreement.

                          ARTICLE 8: PERFORMANCE UNITS

     8.1 Grant of Performance Units. The Board is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Board. The Board shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

     8.2 Right Under Performance Units. A grant of Performance Units gives the Participant rights, valued as determined by the Board, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Board shall establish at grant or thereafter. The Board shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the amount and value of cash, Stock, Awards, and/or other property that will be paid to the Participant.

     8.3 Other Terms. Performance Units may be payable in cash, Stock, or other Awards or property, or any combination thereof, and have such other terms and conditions as determined by the Board and reflected in the Award Agreement.

                       ARTICLE 9: RESTRICTED STOCK AWARDS

     9.1 Restricted Stock Awards. The Board is authorized to make Awards of Restricted Stock to Participants either in the form of a grant of Stock or an offer to sell Stock to a Participant, in such amounts and subject to such terms, conditions and restrictions as may be selected by the Board. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

     9.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, including without limitation "vesting" or forfeiture restrictions, as the Board may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

     9.3 Forfeiture. Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Board may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in specified circumstances, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     9.4 Payment and Certificates for Restricted Stock. If a Restricted Stock Award provides for the purchase of Stock by a Participant, payment shall be made pursuant to Article 11 of the Plan. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. To the extent that an Award is granted in the form of newly issued Restricted Stock, the Award recipient, as a condition to the grant of such an Award, shall be required to pay to the Company in cash, cash equivalents or other legal consideration an amount equal to the par value of such Restricted Stock. To the extent that an Award is granted in the form of Restricted Stock from the Company's treasury, no such cash consideration shall be required of the Award recipients. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

                       ARTICLE 10: STOCK-REFERENCE AWARDS

     10.1 Grant of Stock-Reference Awards. The Board is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Board to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into shares of Stock, and awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified divisions or Subsidiaries of the Company. The Board shall determine the terms and conditions of such Awards.

                    ARTICLE 11: PAYMENT FOR STOCK PURCHASES;
                       WITHHOLDING TAXES; RELOAD OPTIONS

     11.1 Payment. Payment for Stock purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board in an Award Agreement or otherwise in writing and where permitted by law:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of (or attestation to the ownership of) Stock valued at Fair Market Value on the date new Stock is purchased under the Plan; provided, however, that such surrender or attestation shall not be permitted if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Award for financial reporting purposes;

          (c) by waiver of compensation due or accrued to Participant for services rendered;

          (d) by tender of property acceptable to the Board;

          (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock then exists:

             (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Stock so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company;

             (2) through a "margin" commitment from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company; or

 (3) through any other "cashless exercise" procedure approved by the Board; or

          (f) by any combination of the foregoing, or any other method of payment acceptable to the Board in its sole discretion.

     11.2 Loan Guarantees. The Board may, in its discretion, help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     11.3 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements. With respect to withholding required upon any taxable event relating to the issuance of Stock under the Plan, Participants may elect (the "Election"), on or prior to the date of such taxable event, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes. The Board may disapprove any Election or may suspend or terminate the right to make Elections. An Election is irrevocable. The Board may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

     11.4 Reload Options. Award Agreements may contain a provision pursuant to which a Participant who pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Sections 11.1 or 11.3, respectively, shall be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered (a

"Reload Option"). The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted (the "Reload Date"). The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option. If stock otherwise available under an Incentive Stock Option is withheld pursuant to Section 11.3, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in Section 6.2.

                  ARTICLE 12: PROVISIONS APPLICABLE TO AWARDS

     12.1 Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     12.2 Modification or Assumption of Awards. Within the limitations of the Plan, the Board may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards (whether granted by the Company or by another issuer) in return for the grant of new Awards for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Award shall, without the consent of the Participant, alter or impair his or her rights or obligations under such Award.

     12.3 Exchange Provisions. The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Board determines and communicates to the Participant at the time the offer is made.

     12.4 Term of Award. The term of each Award shall be for the period as determined by the Board, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right exceed a period of ten years from the date of its grant.

     12.5 Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Board determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Board.

     12.6 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Board may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust or other entity benefiting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Board deems appropriate. At the discretion of the Board, the Company may reserve to itself or its assignees in any Award (a) a right of first refusal to purchase any Stock which a Participant may propose to transfer to a third party and/or (b) a right to repurchase any and all Stock held by a Participant upon the Participant's termination of employment or other relationship with the Company or its Parent or Subsidiary for any reason, including Death or Disability, at a price for such Stock as determined by the Board.

     12.7 Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, a Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Stock issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors with respect to their shares; provided, however, that in no event shall such period exceed 180 days. The limitations of this subsection shall in all events terminate two years after the effective date of the Company's initial public offering. Holders of Stock issued pursuant to an Award granted under the Plan shall be subject to the market standoff provisions of this subsection only if the officers and directors of the Company are also subject to similar arrangements.

     In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased Stock shall be immediately subject to the provisions of this subsection, to the same extent the purchased Stock is at such time covered by such provisions.

     In order to enforce the limitations of this subsection, the Company may impose stop-transfer instructions with respect to the purchased Stock until the end of the applicable standoff period.

     12.8 Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Board deems necessary or advisable to comply with federal or state securities laws, rules, and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Board may place legends on any Stock certificate to reference restrictions applicable to the Stock.

                    ARTICLE 13: CHANGES IN CAPITAL STRUCTURE

     13.1 General; Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the price of the Stock, a combination or consolidation of the outstanding Stock (by classification or otherwise) into a lesser number of shares of Stock, a recapitalization, a spin-off or a similar occurrence, or the assumption and conversion of outstanding grants of a company acquired by the Company or its Subsidiary, the Board shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of shares of Stock available for future Awards under Article 3, (b) the limitations set forth in Article 3, (c) the number and kind of shares of Stock covered by each outstanding Award or (d) the exercise price under each outstanding Option and other Award in the nature of rights that may be exercised. Except as provided in this Article 13, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     13.2 Dissolution or Liquidation. To the extent not previously exercised, Awards shall terminate immediately prior to the dissolution or liquidation of the Company.

     13.3 Reorganizations. In the event that the Company is a party to a merger, consolidation or other reorganization, outstanding Awards shall be subject to the agreement of merger, consolidation or reorganization. The Board may cause such agreement to provide, without limitation, (a) for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), (b) for their assumption by the surviving corporation or its parent or subsidiary, (c) for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, (d) for accelerated vesting, accelerated expiration and/or lapse of restrictions, or (e) for settlement in cash or cash equivalents. If the Board does not cause such agreement to provide for one of the alternatives in (a), (b), (c), (d) or (e) above, then all outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on other Awards shall lapse, upon the effectiveness of the transactions contemplated by such agreement.

              ARTICLE 14: AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Board may terminate, amend, or modify the Plan. An amendment or modification of the Plan shall be subject to the approval of the stockholders of the Company only to the extent required by applicable laws, regulations and rules.

     14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

                         ARTICLE 15: GENERAL PROVISIONS

     15.1 No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Board is obligated to treat Participants and employees uniformly.

     15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     15.3 No Right to Employment. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or other relationship with the Company at any time, nor confer upon any Participant any right to continue in the employment or any other relationship of the Company or any Subsidiary.

     15.4 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     15.5 Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

     15.6 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     15.7 Titles and Headings. The titles and headings of the Articles and Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     15.8 Fractional Shares. No fractional shares of stock shall be issued and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     15.9 Securities Law Compliance. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 or its successors under the Exchange Act. To the extent any provision of the Plan or any Award Agreement or any action by the Board fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Board.

     15.10 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act, any of the shares of Stock paid under the Plan. If the shares of Stock paid under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. As a condition to the exercise of an Option or any other receipt of Stock pursuant to an Award under the Plan, the Company may require the Participant to represent and warrant at the time of any such exercise or receipt that such Stock is being purchased or received only for the Participant's own account and without any present intention to sell or distribute such Stock if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the company, a stop-transfer order against any such Stock may be placed on the official stock books and records of the Company, and a legend indicating that such Stock may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) standing that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Board may also require such other action or agreement by the Participant as may from time to time be necessary to comply with federal and state securities laws.

     15.11 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Arizona.

     15.12 Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or other rights otherwise than under the Plan.

                            ARTICLE 16: DEFINITIONS

     16.1 Definitions. The following words and phrases shall have the following meanings for purposes of this Plan:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Stock-Reference Award or any other right or interest relating to Stock, cash or property, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Company or, if the context so requires, a Committee thereof appointed pursuant to Article 5.

          (d) "Cause" means (i) conviction of any crime involving fraud or gross misconduct, (ii) noncompliance with reasonable directives of the Board or its designees, (iii) violation of Company rules, policies or procedures or of the Plan or any applicable Award Agreement.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the committee of the Board described in Article
     5.

          (g) "Disability" means the following: A Participant shall be disabled if he or she is unable to perform the duties of his customary position of employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The Board may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (h) "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by the Board in good faith using such methods or procedures as may be established from time to time by the Board. Unless otherwise determined by the Board, the Fair Market Value of Stock as of any date shall be the mean between the bid and asked quotations for the Stock on that date as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or, if there are no bid or asked quotations on such date, the mean between the bid and asked quotations on the next preceding date for which quotations are available. If the Stock is subsequently listed and traded upon a recognized securities exchange or shall be quoted on a recognized national market system, the Fair Market Value shall be the closing price on such date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

          (i) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (j) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

          (k) "Option" means a right granted to a Participant under Article 6 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (l) "Participant" means a person who, as an officer, employee, consultant, independent contractor, or adviser of the Company or any Subsidiary, has been granted an Award under the Plan.

          (m) "Performance Unit" means a right granted to a Participant under
     Article 8 to receive cash, Stock, or other Awards.

          (n) "Plan" means the SalesLogix Corporation 1996 Equity Incentive Plan, as amended from time to time.

          (o) "Restricted Stock Award" means Stock granted to a Participant or offered for sale to a Participant under Article 9.

          (p) "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing, or other retirement program sponsored by the Company, if any.

          (q) "Securities Act" means the Securities Act of 1933, as amended.

          (r) "Stock" means Common Stock ($.001 par value) of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 13.

          (s) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 7 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 7.

          (t) "Stock-Reference Award" means a right, granted to a Participant under Article 10.

          (u) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

          (v) "Ten Percent Owner" means any individual who, at the date of grant of an Incentive Stock Option, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or a Subsidiary. For purposes of determining such percentage, the following rules shall apply:

             (1) The individual with respect to whom such percentage is being determined shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and

             (2) Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

          (w) "Termination Date" means the date on which the employment (or other service or relationship in the case of a Participant who is not an employee of the Company) of a Participant terminates for any reason or no reason.

                             SALESLOGIX CORPORATION

       PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING
                 OF STOCKHOLDERS TO BE HELD ON APRIL 3, 2000

The undersigned hereby appoints Patrick M. Sullivan and Gary R. Acord and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SalesLogix Corporation, which the undersigned may be entitled to vote at the Special Meeting of Stockholders of SalesLogix Corporation, to be held at Scottsdale Conference Resort, 7700 East McCormick Parkway, Scottsdale, Arizona 85258 on Monday, April 3, 2000 at 10:00 a.m. Mountain Standard Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.


UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.


                 (Continued and to be signed on reverse side.)

-------------------------------------------------------------------------------

                                                               Please mark / X /
                                                               your vote as
                                                                indicated

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

PROPOSAL 1: To approve an amendment to the Company's    FOR   AGAINST  ABSTAIN
Fifth Restated Certificate of Incorporation            /__/   /___/    /___/
to change the name of the Company from
SalesLogix Corporation to Interact
Commerce Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2: To approve an amendment to the Company's    FOR   AGAINST  ABSTAIN
Amended and Restated 1996 Equity Incentive Plan to      /__/   /___/    /___/
(a) increase the number of shares authorized for issuance under the Incentive Plan by 1,800,000 shares, from a total of 4,500,000 shares to 6,300,000 shares, and (b) to qualify equity-based compensation under the Incentive Plan for the performance-based compensation exception under Internal Revenue
Code Section 162(m).


PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE
ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE
PREPAID IF MAILED IN THE UNITED STATES.


Signature(s)__________________________________________________Dated______, 2000


Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.